UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

January 9, 2013
Date of Report (Date of earliest event reported)

Rovi Corporation
(Exact name of registrant as specified in its charter)

      Delaware                                     000-53413                                     26-1739297
(State or other jurisdiction of                 (Commission                               (I.R.S. employer
incorporation or organization)                         File No.)                                identification number)

2830 De La Cruz Boulevard
Santa Clara, California 95050
(Address of principal executive offices, including zip code)

(408) 562-8400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02    Results of Operations and Financial Condition

         On January 9, 2013, at an investor presentation in Las Vegas, Nevada, Rovi Corporation (the “Company”) will present a corporate overview and financial update, which presentation includes the Company's previously-disclosed financial estimates for 2012, the Company's financial estimates for 2013 and certain additional information. The presentation was announced by a widely disseminated press release and will be made available to the public via audio webcast, and the slides that accompany the presentation will be available to the public at the time of the webcast through the Company's website.

During the presentation, the Company will present 2013 estimates of $630 million to $660 million in revenue and $1.90 to $2.20 in adjusted pro forma (“APF”) earnings per share (“EPS”). The Company will present the 2013 estimates both by sales vertical as well as by strategic area of focus.

During the presentation, the Company will also present information about revenue from its IP Licensing business, including that the Company had IP Licensing revenue of $253 million in 2010 and $302 million in 2011. The Company will also present that at the midpoint of the Company's estimates for revenue for 2012 (previously disclosed on January 3, 2013) and for 2013, the Company estimates it will have IP Licensing revenue of approximately $274 million in 2012 and approximately $315 million in 2013. Additionally, the Company will present that licensing costs associated with such IP Licensing revenue was $29 million in 2010 and $38 million in 2011. The Company will also present that at the midpoint of the Company's estimates for APF EPS for 2012 (previously disclosed on January 3, 2013) and for 2013, the Company estimates IP Licensing costs will be approximately $56 million in each of 2012 and 2013.

During the presentation, the Company will also present information that it estimates only a nominal growth in cost structure (the combination of APF cost of goods sold (“COGS”) and APF total operating costs (“OpEx”)) from 2012 to 2013. In the presentation, based upon the aforementioned APF EPS midpoints, the Company estimates 2012 APF COGS will be approximately $107 million and 2012 APF OpEx will be approximately $247 million (for a total of approximately $354 million) and 2013 APF COGS will be approximately $96.5 million and 2013 APF OpEx will be approximately $260 million (for a total of approximately $356.5 million).

Non-GAAP or Adjusted Pro Forma Information

Rovi Corporation provides non-GAAP or APF information. References to APF information are to non-GAAP pro forma measures. As discussed in greater detail below, the Company provides APF financial information to assist investors in assessing its current and future operations in the way that its management evaluates those operations. APF COGS, APF OpEx, APF Operating Income, APF EBITDA, APF Income and APF EPS are supplemental measures of the Company's performance that are not required by, and are not presented in accordance with, GAAP. APF information does not substitute for any performance measure derived in accordance with GAAP, including, but not limited to GAAP pro forma information prepared in accordance with ASC 805, Business Combinations.

APF and GAAP pro forma financial measures assume the Sonic Solutions business combination, the Roxio software and Rovi Entertainment Store business dispositions all occurred on January 1, 2010.

APF COGS is defined as GAAP pro forma cost of revenues adding back equity-based compensation and transition and integration expenses.

APF OpEx is defined as GAAP pro forma research and development and selling, general and administrative expenses adding back equity based compensation and transition and integration expenses.

APF Operating Income (or APF Operating Margin) is defined as GAAP pro forma operating income from continuing operations adding back non-cash items other than depreciation (such as equity-based compensation, amortization of intangibles, and asset impairment charges) and items required to be recorded under GAAP that impact comparability, but that the Company believes are not indicative of its core operating results (such as transaction, transition, integration and restructuring costs). While depreciation expense is a non-cash item, it is included in APF Operating Income as management considers it a proxy for capital expenditures.

APF EBITDA is defined as GAAP pro forma operating income from continuing operations adding back all of the adjustments used in calculating APF Operating Income and further adding back depreciation.

APF Income is defined as pro forma income from continuing operations, net of tax, adding back all of the adjustments used in calculating APF Operating Income and further adding back non-cash items (such as the amortization or write-off of debt issuance costs, non-cash interest expense recorded on convertible debt under ASC 470-20, mark-to-market fair value adjustments for interest rate swaps, caps and foreign currency collars and discrete tax items including reserves) and items required to be recorded under GAAP which impact comparability, but that the Company believes are not indicative of its core operating results (such as payments to note holders and for expenses in connection with the early redemption or modification of debt, and gains on sales of strategic investments). APF EPS is calculated using APF Income.

The Company's management has evaluated and made operating decisions about its business operations primarily based upon APF Revenue, APF Income and APF EPS. Management uses APF Income and APF EPS as measures as they exclude items management does not consider to be “core costs” or “core proceeds” when making business decisions. Therefore, management presents these APF financial measures along with GAAP measures.  For each such APF financial measure, the adjustment provides management with information about the Company's underlying operating performance that enables a more meaningful comparison of its financial results in different reporting periods. For example, since Rovi Corporation does not acquire businesses on a predictable cycle, management excludes amortization of intangibles from acquisitions, transaction costs and transition and integration costs in order to make more consistent and meaningful evaluations of the Company's operating expenses. Management also excludes the effect of restructuring and asset impairment charges, expenses in connection with the early redemption or modification of debt and gains on sale of strategic investments.  Management excludes the impact of equity-based compensation to help it compare current period operating expenses against the operating expenses for prior periods and to eliminate the effects of this non-cash item, which, because it is based upon estimates on the grant dates, may bear little resemblance to the actual values realized upon the future exercise, expiration, termination or forfeiture of the equity-based compensation, and which, as it relates to stock options and stock purchase plan shares, is required for GAAP purposes to be estimated under valuation models, including the Black-Scholes model used by Rovi Corporation.  Management excludes non-cash interest expense recorded on convertible debt under ASC 470-20, mark-to-market fair value adjustments for interest rate swaps, caps, foreign currency collars, and the reversals of discrete tax items including reserves as they are non-cash items and not considered “core costs” or meaningful when management evaluates the Company's operating expenses.  Management reclassifies the current period benefit or cost of the interest rate swaps from gain or loss on interest rate swaps and caps, net to interest expense in order for interest expense to reflect the swap rates, as these instruments were entered into to control the interest rate the Company effectively pays on its convertible debt.
Management is using these APF measures to help it make budgeting decisions, including decisions that affect operating expenses and operating margin.  Further, APF financial information helps management track actual performance relative to financial targets.  Making APF financial information available to investors, in addition to GAAP financial information, may also help investors compare the Company's performance with the performance of other companies in our industry, which may use similar financial measures to supplement their GAAP financial information.
Management recognizes that the use of APF measures has limitations, including the fact that management must exercise judgment in determining which types of charges should be excluded from the APF financial information.  Because other companies, including companies similar to Rovi Corporation, may calculate their non-GAAP financial measures differently than the Company calculates its APF measures, these Non-GAAP measures may have limited usefulness in comparing companies. Management believes, however, that providing APF financial information, in addition to GAAP financial information, facilitates consistent comparison of the Company's financial performance over time. The Company provides APF financial information to the investment community, not as an alternative, but as an important supplement to GAAP financial information; to enable investors to evaluate the Company's core operating performance in the same way that management does.

All statements contained herein that are not statements of historical fact, including statements that use the words “estimates,” and statements regarding expected results of operations, are “forward-looking statements” and are made pursuant to the Safe-Harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, the Company's estimates of full year 2012 results of operations and 2013 revenue and APF EPS.

Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to be materially different from the historical results and/or from any future results or outcomes expressed or implied by such forward-looking statements. Such factors include, among others, the Company's continued efforts to finish the review of the full year 2012 operating results and the audit of such results by the Company's auditors, the Company's ability to successfully execute on its strategic plan and customer demand for and industry acceptance of the Company's technologies and integrated solutions. Such factors are further addressed in the Company's Report on Form 10-Q for the period ended September 30, 2012 and other documents as are filed with the Securities and Exchange Commission from time to time (available at www.sec.gov). The Company assumes no obligation, except as required by law, to update any forward-looking statements in order to reflect events or circumstances that may arise after the date hereof.

The information contained in this Item 2.02 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 2.02 shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Rovi Corporation, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rovi Corporation (Registrant)

Date: January 9, 2013	By:	/s/ Stephen Yu
Stephen Yu
EVP and General Counsel